                                                                    EXHIBIT 24.1


                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the person whose signature appears below, as a Director or Officer of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, does hereby make, constitute and appoint R. WILLIAM IDE III, SONYA M. DAVIS or MICHAEL D. BRYAN, or any one of them acting alone, his or her true and lawful attorneys, with full power of substitution and resubstitution, in his or her name, place and stead, in any and all capacities, to execute and sign the registration statement on Form S-1 (the "Registration Statement") for the registration of shares of common stock of the Company, par value $0.01 per share, to be issued in the initial public offering by the Company, any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and any and all amendments or post-effective amendments to the Registration Statement, with all exhibits and any and all documents required to be filed with respect thereto with the Securities and Exchange Commission or any regulatory authority, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as they might have done or could do if personally present and executing any of said documents.

Dated and effective as of the 18th of August, 2000.



                              /s/ Frank V. AtLee
                              ------------------------------
                              Frank V. AtLee, Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the person whose signature appears below, as a Director or Officer of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, does hereby make, constitute and appoint R. WILLIAM IDE III, SONYA M. DAVIS or MICHAEL D. BRYAN, or any one of them acting alone, his or her true and lawful attorneys, with full power of substitution and resubstitution, in his or her name, place and stead, in any and all capacities, to execute and sign the registration statement on Form S-1 (the "Registration Statement") for the registration of shares of common stock of the Company, par value $0.01 per share, to be issued in the initial public offering by the Company, any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and any and all amendments or post-effective amendments to the Registration Statement, with all exhibits and any and all documents required to be filed with respect thereto with the Securities and Exchange Commission or any regulatory authority, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as they might have done or could do if personally present and executing any of said documents.

Dated and effective as of the 21st of August, 2000.



                              /s/ Hakan Astrom
                              ------------------------------
                              Hakan Astrom, Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the person whose signature appears below, as a Director or Officer of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, does hereby make, constitute and appoint R. WILLIAM IDE III, SONYA M. DAVIS or MICHAEL D. BRYAN, or any one of them acting alone, his or her true and lawful attorneys, with full power of substitution and resubstitution, in his or her name, place and stead, in any and all capacities, to execute and sign the registration statement on Form S-1 (the "Registration Statement") for the registration of shares of common stock of the Company, par value $0.01 per share, to be issued in the initial public offering by the Company, any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and any and all amendments or post-effective amendments to the Registration Statement, with all exhibits and any and all documents required to be filed with respect thereto with the Securities and Exchange Commission or any regulatory authority, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as they might have done or could do if personally present and executing any of said documents.

Dated and effective as of the 21st of August, 2000.



                              /s/ Michael Kantor
                              ------------------------------
                              Michael Kantor, Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the person whose signature appears below, as a Director or Officer of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, does hereby make, constitute and appoint R. WILLIAM IDE III, SONYA M. DAVIS or MICHAEL D. BRYAN, or any one of them acting alone, his or her true and lawful attorneys, with full power of substitution and resubstitution, in his or her name, place and stead, in any and all capacities, to execute and sign the registration statement on Form S-1 (the "Registration Statement") for the registration of shares of common stock of the Company, par value $0.01 per share, to be issued in the initial public offering by the Company, any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and any and all amendments or post-effective amendments to the Registration Statement, with all exhibits and any and all documents required to be filed with respect thereto with the Securities and Exchange Commission or any regulatory authority, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as they might have done or could do if personally present and executing any of said documents.

Dated and effective as of the 21st of August, 2000.



                              /s/ C. Steven McMillan, Director
                              ------------------------------
                              C. Steven McMillan, Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the person whose signature appears below, as a Director or Officer of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, does hereby make, constitute and appoint R. WILLIAM IDE III, SONYA M. DAVIS or MICHAEL D. BRYAN, or any one of them acting alone, his or her true and lawful attorneys, with full power of substitution and resubstitution, in his or her name, place and stead, in any and all capacities, to execute and sign the registration statement on Form S-1 (the "Registration Statement") for the registration of shares of common stock of the Company, par value $0.01 per share, to be issued in the initial public offering by the Company, any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and any and all amendments or post-effective amendments to the Registration Statement, with all exhibits and any and all documents required to be filed with respect thereto with the Securities and Exchange Commission or any regulatory authority, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as they might have done or could do if personally present and executing any of said documents.

Dated and effective as of the 23rd of August, 2000.



                              /s/ W.U. Parfet
                              ------------------------------
                              W.U. Parfet, Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the person whose signature appears below, as a Director or Officer of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, does hereby make, constitute and appoint R. WILLIAM IDE III, SONYA M. DAVIS or MICHAEL D. BRYAN, or any one of them acting alone, his or her true and lawful attorneys, with full power of substitution and resubstitution, in his or her name, place and stead, in any and all capacities, to execute and sign the registration statement on Form S-1 (the "Registration Statement") for the registration of shares of common stock of the Company, par value $0.01 per share, to be issued in the initial public offering by the Company, any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and any and all amendments or post-effective amendments to the Registration Statement, with all exhibits and any and all documents required to be filed with respect thereto with the Securities and Exchange Commission or any regulatory authority, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as they might have done or could do if personally present and executing any of said documents.

Dated and effective as of the 22nd of August, 2000.



                              /s/ John S. Reed
                              ------------------------------
                              John S. Reed, Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the person whose signature appears below, as a Director or Officer of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, does hereby make, constitute and appoint R. WILLIAM IDE III, SONYA M. DAVIS or MICHAEL D. BRYAN, or any one of them acting alone, his or her true and lawful attorneys, with full power of substitution and resubstitution, in his or her name, place and stead, in any and all capacities, to execute and sign the registration statement on Form S-1 (the "Registration Statement") for the registration of shares of common stock of the Company, par value $0.01 per share, to be issued in the initial public offering by the Company, any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, and any and all amendments or post-effective amendments to the Registration Statement, with all exhibits and any and all documents required to be filed with respect thereto with the Securities and Exchange Commission or any regulatory authority, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as they might have done or could do if personally present and executing any of said documents.

Dated and effective as of the 29th of August, 2000.



                              /s/ Curt Tomlin
                              ------------------------------
                              Curt Tomlin, Vice President and Controller